250 Pehle Avenue, Suite 704

Saddle Brook, New Jersey 07663-5806

Phone: 800-451-5361 [  ] Fax: 800-451-5360

Master Installment Payment Agreement

This Agreement dated May 22, 2018 is by CONVERGENT MEDIA SYSTEMS CORPORATION (“Customer”) whose address is       190 BLUEGRASS VALLEY PARKWAY, ALPHARETTA, GA 30005 and whose Organizational I.D. number, Taxpayer I.D. number or Social Security number is ______ in favor of     NEC FINANCIAL SERVICES, LLC (“Creditor”) whose address is      250 Pehle Avenue, Suite 704, Saddle Brook, NJ 07663-5806 .

1. In this Agreement the words “We,” “Our” and “Us” refer to Creditor and the words “You” and “Your” refer to the Customer. You have agre ed to acquire the items or services described on one or more Installment Payment Rider(s) (“IPR”) to this agreement (“Items”) pursuant to one or more agreements directly between You and the supplier(s) and have asked Us to finance Your acquisition of the Items pursuant to the terms of this Master Installment Payment Agreement (“MIPA”) and the related IPR(s). Accordingly, We will pay the acquisition cost of the Items thereof as directed by You under the related IPR(s) and You agree to pay to Us the amount We financed, plus finance charges and applicable taxes, in accordance with the payment s chedule(s) set forth on the respective IPR related to such Item(s) (the “Payments”). We may adjust Your Payments by up to 20% if Our acquisition costs are different than the amount We used to calculate the Payments on any IPR, in each case with any such adjustment being in an aggregate amount equal to such difference in such acquisition costs; and You authorize Us to correct or insert any missing information on the respective IPR related to such Items. We are not responsible for delivery, installation or deployment of the Items. You unconditionally accept the Items. We may require You to provide a signed delivery and acceptance certificate to Us. You agree to continue to make Payments to Us regardless of any claims You may have against the manufacturer or supplier of any Item(s). All obligations hereunder and under all related IPR(s) being hereinafter referred to as the “Indebtedness”. You agree that the terms and conditions contained herein and in the related IPR(s) are the entire agreement regarding the financing of the Items. In consideration for Our providing financing for the Items You immediately transfer all of Your right, title and interest therein (including all licenses or other rights under any product agreements) to Us and We shall have all rights to such Items; provided however, that We shall allow You to use and enjoy the Items so long as no Event of Default (as herein defined) has occurred. To secure Your full payment and performance of all Your obligations due and owing to Us under this MIPA, the related IPR(s) and/or any other agreement or contract made with Us, whether now or hereafter existing, (each an Agreement, collectively, the “Agreements”) You grant, transfer, and assign to Us a security interest in the Items, and all accessories, attachments and accessions and replacements thereof and in all contracts, contract rights, accounts, accounts receivables, chattel paper, instruments, general intangibles related to or arising from the Items and all proceeds of the foregoing (collectively, the “Collateral”).

2. Customer hereby represents, warrants, covenants and agrees to and with Creditor as follows: (a) All information and statements made and/or supplied to Creditor by or on behalf of Customer relating to the Indebtedness or the Collateral are and shall be true, complete and accurate, whenever made, whether before, at the time of or after execution of this agreement. (b) Customer has acquired and transferred to Creditor marketable title to the Collateral, free and clear of all liens, security interests and encumbrances of any kind or nature whatsoever (except any claimed by Creditor) and Customer will warrant and defend the Collateral against all claims. (c) All Items listed on any IPR or Schedule to this Agreement is/are in Customer’s possession at the location stated thereon, unless a different location is disclosed on such IPR or Schedule for any Item. Customer shall not change (i) its name, (ii) the location of any Collateral, or (iii) the location of (as applicable) Customer’s principal place of business, executive office, state of incorporation or formation or the place where Customer keeps its business records, without thirty (30) days prior written notice to Creditor; and, whether or not prior notice has been given, Customer shall immediately (within 5 days of such change becoming effective) notify Creditor of any change in (i) its name, (ii) the location of any Collateral or (iii) the location of Customer’s principal place of business, executive office, state of incorporation or formation or the place where Customer keeps its business records. Customer shall not remove, suffer or permit any Collateral to be outside of the United States of America for any reason whatsoever. (d) Customer has full power and authority to sell and assign the Items, to grant Creditor a security interest/lien therein/thereon as herein provided and to execute and perform this Agreement and all other instruments and agreements executed by Customer in favor of Creditor. (e) If a corporation, a partnership, a limited liability company or other business entity, Customer is (as applicable): (i) duly formed, organized, validly existing and in good standing in the state of its incorporation or organization, (ii) duly qualified and in good standing in every jurisdiction where the nature of its business requires it to be so qualified, and (iii) authorized by all requisite action of its stockholders and directors, general partners or managers to execute, deliver and perform this Agreement. (f) Customer will cause Creditor to have a security interest and lien in/upon the Collateral which at all times shall be duly perfected, enforceable and superior to all liens, encumbrances and interests other than Creditor’s. Customer shall, at Customer’s sole cost and expense, keep and maintain all Collateral in good condition and repair. Customer shall, at all times, keep all Collateral in Customer’s possession and control; except where otherwise provided in this agreement or where Creditor chooses to perfect its security interest by possession in addition to filing a financing statement. Customer shall not permit the Collateral or any portion thereof to be or become subject to any lien or encumbrance of any kind or nature whatsoever (except any claimed by Creditor). Creditor does not authorize and Customer shall not sell, pledge, grant any security interest in, encumber, assign, rent, lease, lend, license, destroy or otherwise transfer or dispose of, or sign a financing statement with respect to (other than in favor of Creditor) any Collateral without the prior written consent of Creditor in each instance. Customer will cooperate with Creditor in obtaining control with respect to Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper. Creditor shall have the right, at any time, to enforce Customer’s rights against account Customers and obligors. (g) Customer shall comply (to the extent necessary to protect the Collateral and Creditor’s interest therein) with the provisions of all leases, mortgages (deeds of trust) or other contracts affecting premises where any Collateral is or may be located and with any rules, laws, orders, ordinances or statutes of any state, county, municipality or other authority having jurisdiction relating to such premises and/or the conduct of business thereon and/or use thereof. All Collateral shall at all times remain personal property and shall not become part of any real estate to which it may be attached so that Creditor shall have the unrestricted right (subject only to the terms of this Agreement) to remove all or any portion thereof from premises where it may be located; and Customer will obtain and deliver to Creditor (in a form acceptable to Creditor) appropriate waivers from landlords, mortgagees/lienors and owners of such premises. (h) Customer shall (at Customer’s sole expense) upon request by Creditor, obtain, execute and deliver all assignments, certificates, financing statements or other documents, give further assurances and do all other acts and things as may be necessary to fully perfect Creditor’s interest in the Collateral and to protect, enforce or otherwise effectuate the terms of this Agreement. Customer hereby irrevocably designates and appoints Creditor and its agents or assigns as Customer’s agent and attorney-in-fact to sign and deliver all such assignments, certificates, financing statements and other documents necessary to perfect, protect, continue and/or enforce Creditor’s interest in the Collateral and to file same with the appropriate office(s). Customer hereby authorizes Creditor and its agents or assigns to file either an original or a reproduction of this Agreement and related IPR(s) as or with a financing statement(s) in all appropriate locations, and shall, upon demand, reimburse Creditor for the cost of filing all financing statements, assignments, certificates, etc. Customer agrees to pay Creditor a documentation fee as provided in each respective IPR. 3. Customer hereby acknowledges all of the Indebtedness, agrees that it is and shall be secured by this Agreement and agrees to punctually and fully pay and perform all Indebtedness. Customer shall pay to Creditor on demand, on any installment of the Indebtedness not fully paid on or prior to its due date (or such longer period as required by law), a late charge equal to the maximum percentage of such overdue installment legally permitted as a late charge, not to exceed ten percent (10%); and after maturity of the entire unpaid indebtedness (whether by acceleration or otherwise) of any one or more of the Indebtedness, Customer shall pay, on demand, interest on such matured indebtedness (excluding unpaid late charges) at the maximum lawful daily rate, but not to exceed 0.05% per day, until paid in full. 4. Customer shall obtain and maintain insurance on the Collateral in amounts and with insurers acceptable to Creditor insuring against loss or damage from all risks (including fire, theft, accident, vandalism, earthquake (where appropriate) and extended coverage). All such policies shall contain an endorsement providing for payment of any loss to Creditor and further provide for at least 30 days prior written notice to Creditor for any change or cancellation of coverage. All premiums shall be paid by Customer and all policies shall be delivered to Creditor. Customer hereby irrevocably appoints Creditor as its attorney-in-fact and agent to make claim for, compromise, settle, adjust, receive payment of, execute and endorse all documents, claims, statements, checks or drafts in payment of and/or relating to any loss or damage to the Collateral covered by such insurance. Creditor may apply any proceeds of such insurance, which it receives in payment on account of the Indebtedness, whether due or not. If any insurance required hereby expires, is cancelled or modified or is otherwise not in full force and effect, Creditor may, but need not, obtain replacement insurance for its own account. Creditor may, but need not, pay the premiums for required insurance (if Customer fails to pay) and/or for any replacement insurance, and the amount of all premiums so paid by Creditor shall be added to the Indebtedness. Customer shall, upon demand, reimburse Creditor for the amount of any premiums so paid with interest thereon at the maximum lawful daily rate, not to exceed 0.05% per day (to the extent permitted by law) from the date paid by Creditor until fully reimbursed to Creditor. 5. Creditor shall have the right, at any reasonable time, to inspect all or any portion of the Collateral and/or Customer’s books and records. Customer shall assist Creditor in making any such inspection and Customer shall reimburse Creditor for its costs and expenses of making such inspection(s); provided that, absent an Event of Default, Customer need only reimburse Creditor for one such inspection per calendar year. Upon request, Customer will, from time to time, furnish current year-end and quarterly financial statements to Creditor in form and content satisfactory to Creditor (prepared in accordance with generally accepted accounting principles, consistently applied). 6. If Customer shall fail to fully and timely pay, perform and fulfill any of its obligations, covenants or agreements to or with Creditor and/or if Customer shall breach any of its warranties to Creditor under this Agreement or otherwise, Creditor shall have the option, in its sole discretion and without any obligation, to pay, perform or fulfill or cause the payment, performance or fulfillment of same on behalf of Customer; and all costs and expenses incurred by Creditor in connection therewith (including but not limited to attorneys’ fees, bond premiums, court costs, costs of retaking, storing, preserving, selling and/or realizing on any Collateral) shall be added to the Indebtedness hereby secured and shall be payable by Customer to Creditor upon demand together with interest thereon at the maximum lawful daily rate, not to exceed 0.05% per day, from the date advanced by Creditor until fully repaid. Creditor shall have no obligation to make any demand upon or give any notice to Customer prior to the exercise of any of its rights under this paragraph; and neither the exercise nor the failure to exercise any such rights by Creditor shall relieve Customer of any default or constitute a waiver of Creditor’s right to enforce strict compliance with the terms of this Agreement at any time. 7. Customer hereby assumes all liability for loss or damage to the Collateral and for the use, possession, maintenance and management thereof and assumes liability for and agrees to indemnify and hold Creditor harmless from and against and covenants to defend Creditor against, all claims, causes of action, liabilities and damages for injuries to or death of any person and for damage to or destruction of any property arising out of or related to the use, maintenance, possession or management of the Collateral. Customer also assumes and agrees to indemnify, pay

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and hold harmless Creditor from all expense, loss, cost, liability and damage (including attorneys’ fees) that Creditor may incur or sustain in obtaining or enforcing payment or performance of any of the Indebtedness and/or exercising its rights and remedies under this Agreement and/or in connection with any action and/or proceeding and/or appeal arising out of or related to this Agreement, the Indebtedness and/or the Collateral (including but not limited to any attorney’s fees incurred in connection with any proceeding to obtain relief from stay, to obtain adequate protection, any proceedings regarding valuation of any collateral and any objection(s) to Creditor’s interests or claim). Creditor shall have no obligation to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral. Notwithstanding the foregoing, in no event shall Creditor be indemnified for its own gross negligence or willful misconduct (as determined by a final and non- appealable judgment of a court of competent jurisdiction). 8. Upon the occurrence of an Event of Default, and at any time thereafter, Creditor may declare all Indebtedness immediately due and payable and shall have the rights and remedies of a Creditor under the Uniform Commercial Code including, without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral in any manner allowed by the Uniform Commercial Code. Creditor may require Customer to assemble the Collateral and make it available to Creditor at a place which is reasonably convenient for both parties; and Creditor shall have the right to take possession, with or without prior notice to Customer, of all or any part of the Collateral or any security therefor and of all books, records, papers and documents of Customer or in Customer’s possession or control relating to the Collateral and may enter upon any premises upon which any of the Collateral or any security therefor or any of such books, records, papers or documents are situated and peaceably remove the same therefrom without any liability for trespass or damages thereby occasioned. If Customer contests Creditor’s right to possession of any Collateral in any action or proceeding (however styled) Customer shall post a bond (issued by a national insurer authorized to issue such bonds in the jurisdiction of such action or proceeding) in favor of Creditor in an amount at least equal to the value of the subject matter of such action or proceeding or the unpaid Indebtedness then owing, whichever is less. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Creditor will send Customer reasonable notice of the time and place of any public sale or other disposition thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is deposited in the U.S. Mail, postage prepaid, addressed to Customer at the address set forth in this Agreement at least ten (10) days before the time of the sale or disposition. Publication of notice, at least once, within the ten (10) days prior to sale, in a newspaper in the county where the sale of the Collateral will occur shall constitute commercially reasonable publication of the sale. The Collateral may be sold, leased or otherwise disposed of as an entirety or in such parcels as Creditor may elect, in its then condition or in any other commercially reasonable manner as Creditor may elect, and it shall not be necessary for Creditor to have actual possession of the Collateral or to have it present when the sale, lease or other disposition is made. Creditor shall have no obligation to clean up or otherwise prepare any Collateral for sale. Proceeds from any sale of the Collateral will be applied to the Indebtedness as follows: (i) first to cover all of Creditor’s costs and expenses incurred in connection with exercising or enforcing its rights and remedies under this Agreement, (ii) then to accrued and unpaid interest and charges, and (iii) then to any remaining portion of the Indebtedness as Creditor may elect. Customer shall remain liable for any deficiency. Creditor may disclaim warranties of title and the like. If Creditor sells any Collateral on credit, Customer will be credited with payments made by the purchaser as and when actually received by Creditor and applied to the Indebtedness. If the purchaser fails to pay for the Collateral, Creditor may resell the Collateral and credit Customer with the proceeds as and when received and applied by Creditor. Creditor may comply with any applicable state or federal law requirements in connection with the disposition of any Collateral and compliance will not be considered to affect adversely the commercial reasonableness of such disposition. 9. Protest and all demands and notices of any action taken by Creditor under this Agreement, or in connection with any Collateral, except as otherwise provided in this Agreement, are hereby waived by Customer, and any indulgence of Creditor, substitution for, exchange of or release of any person liable on the Indebtedness is hereby consented to. Customer waives notice of the increase, existence, extension or renewal of, and of any indulgence with respect to, the Indebtedness; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Indebtedness outstanding at any time, notice of any change in financial condition of any person liable for the Indebtedness or any part thereof, notice of any Event of Default, and all other notices respecting the Indebtedness; and agrees that maturity of the Indebtedness or any part thereof may be accelerated, extended or renewed one or more times by Creditor in its sole discretion, without notice to Customer. Customer agrees that in performing any act under this Agreement or any of the Indebtedness, time shall be of the essence and Creditor’s acceptance of partial or delinquent payments or performance, or failure or delay to exercise any right or remedy, shall not be a waiver of any obligation of Customer or right of Creditor nor constitute a waiver of any similar or dissimilar default subsequently occurring. The remedies of Creditor are cumulative, and the exercise or partial exercise of any remedy shall not be construed as a waiver of any other remedy nor constitute an election of remedy. Customer waives any right it may have to require Creditor to pursue any third party for any of the Indebtedness. 10. THIS AGREEMENT, CREDITOR’S RIGHTS HEREUNDER AND/OR ANY OF THE INDEBTEDNESS MAY BE ASSIGNED FROM TIME TO TIME BY CREDITOR, AND IN ANY SUCH CASE THE ASSIGNEE SHALL BE ENTITLED TO ALL OF THE RIGHTS, PRIVILEGES AND REMEDIES HEREIN GRANTED TO CREDITOR; AND CUSTOMER HEREBY CONSENTS TO EACH SUCH ASSIGNMENT, AGREES TO RECOGNIZE AND MAKE PAYMENTS TO EACH ASSIGNEE; AND HEREBY WAIVES AND AGREES NOT TO ASSERT AGAINST ANY ASSIGNEE ANY CLAIM OR DEFENSE IT MAY HAVE AGAINST CREDITOR OR ANY PRIOR ASSIGNEE. CUSTOMER SHALL NOT ASSIGN THIS AGREEMENT NOR ANY OF CUSTOMER’S RIGHTS OR OBLIGATIONS HEREUNDER NOR GRANT A SECURITY INTEREST IN ANY OF THE COLLATERAL; AND ANY PURPORTED ASSIGNMENT OR GRANT OF A SECURITY INTEREST IN THE COLLATERAL OR IN CUSTOMER’S INTEREST HEREUNDER SHALL BE NULL AND VOID. 11. Customer shall be in default under this Agreement upon the happening of any of the following events or conditions (each an “Event of Default”): (i) failure of Customer or any endorser, guarantor, surety, accommodation party or other person liable upon or for payment of any of the Indebtedness (each such person an “Other Liable Party”) to pay when due any indebtedness due to Creditor within the applicable cure period stated herein, or to perform punctually any other obligation, covenant, term or provision contained in or referred to in this Agreement within the applicable cure period stated herein, any note or other agreement secured hereby or any other agreement executed in connection with this Agreement; (ii) any warranty, representation or statement contained in this Agreement or made or furnished to Creditor by or on behalf of Customer, Guarantor, or any Other Liable Party is false in any respect when made or furnished; (iii) any loss, theft, substantial damage, destruction or sale of or to any of the Collateral occurs or the Collateral is subjected to any lien (other than the security interest/lien granted herein in favor of Creditor) or any levy, seizure or attachment; (iv) dissolution, termination of existence, insolvency or business failure of Customer, Guarantor or any Other Liable Party occurs, Customer, Guarantor or any Other Liable Party ceases to operate its business in the ordinary course, or a trustee, receiver or custodian of all or any part of the property of Customer, Guarantor or any Other Liable Party is appointed or an assignment is made for the benefit of the creditors of Customer, Guarantor or any Other Liable Party or any proceeding under any bankruptcy or insolvency law is commenced by or against Customer, Guarantor or any Other Liable Party; (v) any event occurs which results in the acceleration of the maturity of any indebtedness of Customer, Guarantor or any Other Liable Party in excess of $2,000,000 or which permits the holder of any such indebtedness to accelerate the maturity thereof, unless such event has been waived or cured; (vi) the Collateral becomes, in the sole judgment of Creditor, unsatisfactory or insufficient in character or value; (vii) Ballantyne Strong, Inc. (“Guarantor”) ceases to own at least fifty- one percent (51%) of Customer; (viii) Guarantor or any Other Liable Party becomes the subject of any enforcement proceeding, suspension of trading or revocation of registration by the Securities and Exchange Commission; (ix) Guarantor or any Other Liable Party becomes the subject of any sale of substantially all of its assets or a merger without giving at least forty-five (45) days prior written notice to Creditor; (x) any judgment is entered against or tax lien is filed against Customer and/or Guarantor, and/or Other Liable Party that remains unpaid or unstayed and undischarged for a period (during which execution shall not be effectively stayed) of sixty (60) days after the date on which the right to appeal has expired; provided that such occurrence shall constitute an Event of Default only if the aggregate of all such judgments or tax liens for Customer, Guarantor and Other Liable Party shall exceed $2,000,000; (xi) any event of default under Customer’s contract with T-Mobile USA, Inc. that has not been waived or cured, or termination of Customer’s contract with T-Mobile USA, Inc. occurs; or (xii) Customer, Guarantor or any Other Liable Party fails to comply with any provision of this or any other agreement with or obligation to Creditor or there occurs any default or “event of default” thereunder or hereunder, and such default, if a payment default, shall not have been fully corrected within ten (10) days after the giving of written notice thereof to Customer by Creditor; and any default other than a payment default shall not have bee n fully corrected within thirty (30) days after the giving of written notice thereof to Customer by Creditor, excluding insolvency, cease to operate business in the ordinary course, the filing of a voluntary petition under the US Bankruptcy Code or an Assignment for the Benefit of Creditors by Guarantor or any Other Liable Party, or Guarantor or any Other Liable Party merges with another entity or sells all or any substantial portion of its assets without giving forty-five (45 days) prior written notice to Creditor, respectively, each of which shall be an immediate default without any notice from Creditor or cure period. 12. The term “Customer” as used in this Agreement shall be construed as the singular or plural to correspond with the number of persons executing this instrument as Customer. “Creditor” and “Customer” as used in this Agreement include the heirs, executors or administrators, successors, legal representatives, receivers, and assigns of those parties. The term Customer also includes any party who becomes bound as a Customer to this Agreement. If more than one person executes this Agreement as Customer, their obligations under this Agreement shall be joint and several. Unless the context otherwise requires, terms used in this Agreement which are defined in the Uniform Commercial Code are used with the meaning as therein defined. THIS WRITTEN AGREEMENT AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. If any provision of this Agreement is rendered or declared invalid, illegal or ineffective by any existing or subsequently enacted legislation or decision of a court of competent jurisdiction, such legislation or decision shall only invalidate such provision to the extent so rendered or declared invalid, illegal or ineffective and shall not impair, invalidate or nullify the remainder of this Agreement which shall remain in full force and effect. No termination, modification, waiver or amendment of or to this Agreement shall be effective unless in writing signed by a senior officer of Creditor. THE PARTIES INTEND THAT THIS AGREEMENT AND EACH OF ITS TERMS SHALL BE VALID AND ENFORCEABLE AND, ACCORDINGLY, AGREE THAT THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT AND EACH OF ITS TERMS SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW JERSEY. 13. Any notice or demand to Customer hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit of a record in the U.S. Mail, duly stamped and addressed to Customer at the address set forth in this Agreement or at such other address of Customer as Customer shall have designated by a record delivered to Creditor. Actual notice to Customer, however given or received, shall always be effective. CUSTOMER, AS A MATERIAL INDUCEMENT FOR CREDITOR TO MAKE FINANCING AVAILABLE TO CUSTOMER, HEREBY AGREES TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT SITTING NEW JERSEY FOR ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, AND/OR CROSS-CLAIMS ARISING OUT OF AND/OR RELATED TO THIS AGREEMENT, THE COLLATERAL AND/OR ANY OTHER PRESENT OR FUTURE OBLIGATIONS OF CUSTOMER TO CREDITOR; EXCEPT THAT ANY ACTION OR PROCEEDING (HOWEVER STYLED) TO OBTAIN POSSESSION OF ANY COLLATERAL OR OTHER SECURITY FOR CUSTOMER’S OBLIGATIONS MAY, IN CREDITOR’S SOLE DISCRETION, BE BROUGHT IN ANY STATE OR FEDERAL COURT SITTING IN THE JURISDICTION WHERE THE SUBJECT OF SUCH ACTION OR PROCEEDING MAY BE SITUATED; WAIVES THE RIGHT TO OBJECT TO OR TRANSFER THE VENUE OF ANY SUCH ACTION OR PROCEEDING; AND CONSENTS AND AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING BROUGHT IN ACCORDANCE HEREWITH SHALL BE GOOD AND SUFFICIENT IF SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO CUSTOMER AT HIS, HER OR ITS ADDRESS AS PROVIDED HEREIN. THE PARTIES HEREBY WAIVE ANY AND ALL

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RIGHTS TO A TRIAL BY JURY OF ANY ACTION, PROCEEDING, CLAIM, COUNTERCLAIM, CROSS-CLAIM, DEFENSE, OR OFFSET INVOLVING CUSTOMER, CREDITOR OR ANY ASSIGNEE OR SUCCESSOR THEREOF. 14. Notwithstanding anything to the contrary in this Agreement or in any other agreement between Customer and Creditor, it is expressly agreed that the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Indebtedness, this Agreement or under any other agreements between Customer and Creditor, or otherwise, shall under no circumstances exceed the maximum nonusurious rate of interest permitted by applicable law from time to time in effect; and any excess interest shall be cancelled automatically and, if theretofore paid, shall be credited on the principal of the Indebtedness or (to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full) refunded to Customer.

Witness (Attest if a corporation):	Customer:	CONVERGENT MEDIA SYSTEMS CORPORATION

/s/ Stephen D. Dickas, Corporate Controller	BY:	/s/ Lance V. Schulz, Treasurer
Signature and Title		Signature and Title

STATE OF Nebraska                                                       }

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COUNTY OF Douglas                                                     }

I, the undersigned Notary Public, duly qualified in said County and State, do hereby certify that on           May 22          , 2018, personally appeared before me            Cheryl Baines          , to me known to be the person who signed the foregoing Master Installment Payment Agreement, and (if Customer is a partnership, corporation or limited liability company, the          Treasurer      of CONVERGENT MEDIA SYSTEMS CORPORATION, who, upon being duly sworn by me, did acknowledge that he/she executed and delivered the foregoing Master Installment Payment Agreement with full authority, and as the voluntary, free and lawful act of, and on behalf of him/herself, the partnership, corporation or limited liability company, as the case may be.

My commission expires	August 31, 2021	/s/ Cheryl Baines
Notary Public